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


Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                            Jul 31, 2000
Current Due Period Ending                             Aug 31, 2000
Prior Distribution Date                               Aug 14, 2000
Distribution Date                                     Sep 14, 2000


Beginning Trust Principal Receivables             3,929,360,472.76
Average Principal Receivables                     3,929,064,488.82
FC&A Collections (Includes Recoveries)               67,400,602.73
Principal Collections                               117,953,258.04
Additional Balances                                  50,984,550.89
Net Principal Collections                            66,968,707.15
Defaulted Amount                                     25,687,910.42
Miscellaneous Payments                                        0.00
Principal Recoveries                                  1,288,597.68

Beginning Participation Invested Amount             269,131,202.56
Beginning Participation Unpaid Principal Balance    269,131,202.56
Ending Participation Invested Amount                262,784,453.36
Ending Participation Unpaid Principal Balance       262,784,453.36

Accelerated Amortization Date                         Oct 15, 2000
Is it the Accelerated Amortization Period?  0=No                 0

OC Balance as % of Ending Participation Invested            9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                    0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                   269,131,202.56
Numerator for Fixed Allocation                      275,827,185.33
Denominator - Max(Sum of Numerators, Principal    3,929,064,488.82
Receivables)
Applicable Allocation Percentage                           6.8498%
Investor FC&A Collections                             4,616,774.63

Series Participation Interest Default Amount
Numerator for Floating Allocation                   269,131,202.56
Denominator - Max(Sum of Numerators, Principal    3,929,064,488.82
Receivables)
Floating Allocation Percentage                             6.8498%
Series Participation Interest Default Amount          1,759,558.35


Principal Allocation Components
Numerator for Floating Allocation                   269,131,202.56
Numerator for Fixed Allocation                      275,827,185.33
Denominator - Max(Sum of Numerators, Principal    3,929,064,488.82
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through             8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                 8.0000%
(c) Rate Sufficient to Cover Interest, Yield and           6.6177%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid            269,131,202.56
Principal Balance
(e) Actual days in the Interest Period                          31
Series Participation Monthly Interest, [a*d*e]        1,854,014.95

Series Participation Interest Interest Shortfall              0.00
Previous Series Participation Interest Interest               0.00
Shortfall

Additional Interest                                           0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]     6,346,749.20

(a) Investor Principal Collections, [Max(b,h) or      4,587,190.85
e]
(b) prior to Accelerated Amort. Date or not Early 4,587,190.85 Amort. Period, [c*d]
(c) Floating Allocation Percentage                         6.8498%
(d) Net Principal Collections                        66,968,707.15
(e) after Accelerated Amort Date or Early Amort       8,280,524.60
Period, [f*g]
(f) Fixed Allocation Percentage                            7.0202%
(g) Collections of Principal
                                                    117,953,258.04

(h) Minimum Principal Amount, [Min(i,l)]              3,084,803.30
(i)  Floating Allocation Percentage of Principal      8,079,506.53
Collections
(j)  1.8% of the Series Participation Interest        4,844,361.65
Invested Amount
(k) Series Participation Interest Net Default         1,759,558.35
Payment Amount
(l)  the excess of (j) over (k)                       3,084,803.30

(m) Series Participation Interest Net Default         1,759,558.35
Payment Amount

(n) Optional Repurchase Amount (principal only)               0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections       4,616,774.63
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                   0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                 0.00
than HFC
Series Participation Interest Monthly Interest        1,854,014.95
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall               0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                        0.00
Series Participation Interest Default Amount          1,759,558.35
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-              0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                    448,552.00
Excess [Sec. 4.11(a)(vi)]                               554,649.33

Series Participation Investor Charge Off [Sec.                0.00
4.12(a)]

Seller's Interest
                                                  1,369,744,351.26

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Series 1995-1  Owner Trust Calculations
Due Period                                           August 2000
Payment Date                                        Sep 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        6,346,749.20
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          56,069.00

Series Participation Interest Monthly Interest      1,854,014.95

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             794,424.67
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             621,138.46
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         62,041.42
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.   3,115,910.60
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,348,297.21
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       222,136.22
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           660,405.17
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              56,069.00


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             320,341.40
Certificate - Sec. 3.05(a)(vii)



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


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       660,405.17
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           56,069.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       604,336.17
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,228.40

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Household Consumer Loan Trust, 1995-1
Series 1995-1  Owner Trust Calculations
Due Period Ending          Aug 31, 2000
Payment Date               Sep 15, 2000

Calculation of Interest Expense

Index (LIBOR)                 6.618750%
Accrual end date, accrual  Sep 15, 2000
beginning date and days    Aug 15, 2000
in Interest Period                   31
                                Class A      Class B    Certificates  Overcoll
                                                                       Amount
Beginning Unpaid          134,508,137.28 99,578,544.95 9,419,592.09  25,624,928.24
Principal Balance

Previously unpaid                  0.00         0.00         0.00
interest/yield

Spread to index                   0.24%       0.625%        1.03%

Rate (capped at 13.0%,        6.858750%    7.243750%    7.648750%
15%, 16%)

Interest/Yield  Payable      794,424.67   621,138.46    62,041.42
on the Principal Balance

Interest on previously             0.00         0.00         0.00
unpaid interest/yield

Interest/Yield Due           794,424.67   621,138.46    62,041.42

Interest/Yield Paid
                             794,424.67   621,138.46    62,041.42

Summary

Beginning Security
Balance                   134,508,137.28 99,578,544.95 9,419,592.09  25,624,928.24

Beginning Adjusted
Balance                   134,508,137.28 99,578,544.95 9,419,592.09

Principal Paid              3,171,979.60  2,348,297.21   222,136.22     660,405.17

Ending Security Balance
                          131,336,157.68 97,230,247.74 9,197,455.87  25,020,592.07

Ending Adjusted Balance
                          131,336,157.68 97,230,247.74 9,197,455.87

Ending Certificate                                          3.5000%
Balance as %
Participation Interest
Invested Amount

Targeted Balance          131,392,226.68  97,230,247.74 9,197,455.87


Minimum Adjusted Balance                61,666,666.67 5,833,333.33  15,833,333.33

Certificate Minimum                                   7,963,420.07
Balance

Ending OC Amount as                                                  25,020,592.06
Holdback Amount

Ending OC Amount as                                                           0.01
Accelerated Prin Pmts

Beginning Net Charge offs           0.00          0.00          0.00          0.00
Reversals                           0.00          0.00          0.00          0.00
Charge offs                         0.00          0.00          0.00          0.00
Ending Net Charge Offs              0.00          0.00          0.00          0.00

Interest/Yield Paid per       $1.0592329    $3.6071596    $2.0473013
$1000

Principal Paid per $1000      $4.2293061   $13.6373505    $7.3302607
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